Execution Version PROMISSORY NOTE DEFINED TERMS 148627034v4_255690-00601 Execution Date: May 25, 2021 City and State of Signing: Dallas, TX Loan Amount: FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00) Borrower: CORTONA RESIDENCES OWNER, LLC, A DELAWARE LIMITED LIABILITY COMPANY Borrower’s Address: c/o Invesco Real Estate 2001 Ross Avenue, Suite 3400 Dallas, Texas 75201 Attention: Asset Manager – Cortona at Forest Park With a copy to: Greenberg Traurig, P.A. 333 Avenue of the Americas Miami FL 33131-3238 Attention: Richard J. Giusto, Esq. Lender: METLIFE REAL ESTATE LENDING LLC, A DELAWARE LIMITED LIABILITY COMPANY Lender’s Address: MetLife Real Estate Lending LLC, a Delaware limited liability company c/o MetLife Investment Management, LLC 125 S. Wacker Drive, Suite 1100 Chicago, IL 60606 Attention: Managing Director Re: Cortona at Forest Park, St. Louis, MO with a copy to: MetLife Real Estate Lending LLC c/o MetLife Investment Management, LLC 125 S. Wacker Drive, Suite 1100 Chicago, IL 60606 Attention Regional Associate General Counsel Re: Cortona at Forest Park, St. Louis, MO Exhibit 10.2

2 FOR VALUE RECEIVED, Borrower promises to pay to Lender, at Lender's Address or such other place as Lender may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations. Capitalized terms which are not defined in this Note shall have the meanings set forth in the Loan Agreement. 1. Payment of Principal and Interest. Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article II of the Loan Agreement and the outstanding balance of the principal sum of this Note and, all accrued and unpaid interest thereon, and all other sums evidenced by this Note or secured by the Security Instrument and/or any other Loan Documents as well as any future advances under the Security Instrument that may be made to or on behalf of Borrower by Lender following the Advance Date shall be due and payable on the Maturity Date. 2. Security. The covenants of the Security Instrument are incorporated by reference into this Note. This Note shall evidence, and the Security Instrument shall secure, the Secured Indebtedness. 3. Acceleration Upon Default. The provisions of Section 2.6 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein. 4. Limitation on Interest. The provisions of Section 2.8 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein. 5. Prepayment. Borrower shall not have the right to prepay all or any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Loan Agreement. Note: This Promissory Note. Security Instrument: That certain Deed of Trust, Security Agreement, and Fixture Filing dated as of the Execution Date granted by Borrower for the benefit of Lender securing repayment of the Loan Amount. The Security Instrument will be recorded in the records of the County in which the Property is located. Loan Agreement: Loan Agreement dated as of the Execution Date by and between Borrower and Lender. Loan Documents: This Note, the Loan Agreement, the Security Instrument and any other documents related to this Note, the Loan Agreement and/or the Security Instrument and all renewals, amendments, modifications, restatements and extensions of these documents. Indemnity Agreement: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower and Liable Parties in favor of Lender. The Indemnity Agreement is not a Loan Document and shall survive repayment of the Loan or other termination of the Loan Documents.

3 6. Exculpation. The provisions of Section 12.20 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein. 7. Waiver by Borrower. Borrower and others who may become liable for the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons. 8. Exercise of Rights. No single or partial exercise by Lender, or delay or omission in the exercise by Lender, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Lender shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Lender may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Indemnity Agreement. 9. Fees and Expenses. If Borrower defaults under this Note, Borrower shall be personally liable for and shall pay to Lender, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee. This obligation is not limited by Section 12.20 of the Loan Agreement. 10. No Amendments. This Note may not be modified or amended except in a writing executed by Borrower and Lender. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower and Lender. 11. Governing Law. This Note is to be construed and enforced in accordance with the laws of the State. 12. Construction. The words “Borrower” and “Lender” shall be deemed to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any section of this Note. 13. Notices. All notices, demands, requests and consents permitted or required under this Note shall be given in the manner prescribed in the Loan Agreement. 14. Time of the Essence. Time shall be of the essence with respect to all of Borrower's obligations under this Note.

4 15. Severability. If any provision of this Note should be held unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Lender may, at its option, declare the Secured Indebtedness (together with the Prepayment Fee) immediately due and payable. 16. Register. The provisions of Section 2.1.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein. [NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, THIS NOTE has been executed by Borrower as of the Execution Date. BORROWER: CORTONA RESIDENCES OWNER, LLC, a Delaware limited liability company By: /s/ Jason W. Geer Name: Jason W. Geer Title: Vice President Cortona at Forest Park-Promissory Note